UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007

CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e):	Compensatory Arrangements of Certain Officers

On November 27, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Corus Bankshares, Inc. (the “Company”) reviewed and approved 2007 bonus payments and 2008 base salaries for its named executive officers (collectively, “Executive Compensation”). Details related to the Executive Compensation are included in a summary schedule filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01:	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Summary of Executive Compensation issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

December 3, 2007

By: /s/ Michael E. Dulberg
Michael E. Dulberg
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer and duly authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Summary of Executive Compensation issued by the Company.